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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2002



                        AMERICAN PHYSICIANS CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



             Michigan                     000-32057               38-3543910
 (State or other jurisdiction of    (Commission File No.)       (IRS Employer
          incorporation)                                     Identification No.)


             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 351-1150

          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         American Physicians Capital, Inc. (the "Company") announces that the Company's 2002 Annual Meeting of Shareholders will be held on May 8, 2002. The record date for the meeting is March 11. Under the Company's Bylaws, in order for a shareholder to give timely notice of nominations or other business to be brought before the Company's 2002 Annual Meeting of Shareholders, the shareholder's notice of such nominations or other business must be delivered to the Secretary of the Company at the Company's principal executive offices no earlier than January 28, 2002 and no later than February 22, 2002, rather than the dates stated in the proxy statement for the 2001 Annual Meeting of Shareholders.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICAN PHYSICIANS CAPITAL, INC.



Date:  February 11, 2002       By:   /s/ William B. Cheeseman
                                    --------------------------------------------
                                     Name:  William B. Cheeseman
                                     Its:  President and Chief Executive Officer